UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2010

Jones Soda Co.
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	0-28820	52-2336602
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

234 Ninth Avenue N., Seattle, Washington		98109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-624-3357

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On April 23, 2010, Jones Soda Co. (the "Company") dismissed its independent registered accounting firm, Deloitte & Touche LLP ("Deloitte") and engaged Peterson Sullivan LLP ("Peterson Sullivan") to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. The dismissal of Deloitte and the appointment of Peterson Sullivan were approved by the Audit Committee of the Company’s Board of Directors.

Deloitte’s reports on the Company’s consolidated financial statements for the years ended December 31, 2008 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except for Deloitte’s audit report dated March 31, 2010, which contained an explanatory paragraph that cited certain conditions that raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2008 and December 31, 2009, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports on the financial statements of the Company for such fiscal years.

During the years ended December 31, 2008 and 2009 and through the date of this Current Report on Form 8-K, there were no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of the above disclosure and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. The Company has received the requested letter from Deloitte and a copy of Deloitte’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2008 and 2009 and through the date of this Current Report on Form 8-K, neither the Company nor anyone on the Company’s behalf consulted Peterson Sullivan regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice of Peterson Sullivan was provided to the Company that Peterson Sullivan concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulations S-K or a "reportable event" as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter dated April 27, 2010 from Deloitte & Touche LLP to the Securities and Exchange Commission regarding the change in certifying accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Soda Co.

April 27, 2010	By:	/s/ Michael R. O'Brien

Name: Michael R. O'Brien
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter dated April 27, 2010 from Deloitte & Touche LLP to the Securities and Exchange Commission regarding the change in certifying accountant